Exhibit 99.2
CROSSFIRST BANKSHARES, INC. NASDAQ: CFB Third Quarter

2023 Earnings Presentation October 16, 2023

FORWARD-LOOKING STATEMENTS CROSSFIRST

BANKSHARES, INC. The financial results in this presentation

reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. This

presentation and oral statements made relating to this presentation contain forward-looking statements regarding, among other

things, our business plans; expansion targets and opportunities;

post-closing plans, objectives, expectations and intentions with respect to the Tucson acquisition; expense management initiatives and the results expected to be realized from those initiatives; anticipated expenses, cash requirements and sources of liquidity; capital allocatio

n

strategies and plans; and future financial performance. These statements are often, but not always, made through the use of words or phrases such as “positioned,” “growth,” “estimate,” “believe,”

“plan,” “future,” “opportunity,” “optimistic,” “anticipate,”

“target,” “expectations,” “expect,” “will,” “strategy,” “goal,

“focused,” “guidance,” “foresee” and similar words or phrases of a future or forward-looking nature. The inclusion of forward

-looking information herein should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. These forward-looking statements are not historical facts, and are based on current expectations,

estimates and projections about our industry, management’s

beliefs, certain assumptions made by management, and

financial trends that may affect our financial condition, results of operations, business strategy or financial needs, many of which,

by their nature, are inherently uncertain and beyond our control.

Our actual results could differ materially from those anticipated in such forward-looking statements. Accordingly, we caution

you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements due to a number of factors,

including without limitation, the following: impact on us and our clients of a decline in general business and economic conditions and any regulatory responses thereto, including uncertainty and volatility in the financial markets; interest rate fluctuations; our ability to effectively execute our growth strategy and manage our growth,

including identifying and consummating suitable mergers and acquisitions,

entering new lines of business or offering new or enhanced

services or products; fluctuations in fair value of our investments due to factors outside of our control; our ability to successfully manage

credit risk and the sufficiency of our allowance; geographic conce ntration of our markets; economic impact on our commercial real estate and commercial-based loan portfolios, including declines in commercial and residential real estate values; an increase in non-performing assets; our ability to attract, hire and retain key personnel;

maintaining and increasing customer deposits, funding availability,

liquidity and our ability to raise and maintain sufficient capital;

competition from banks, credit unions and other financial services providers; the effectiveness of our risk management framework; accounting estimates; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes;

cyber incidents or other failures, disruptions or security breaches;

employee error, fraud committed against the Company or

our clients, or incomplete or inaccurate information about clients and counterparties;

mortgage markets; our ability to maintain our reputation; costs and effects of litigation; environmental liability; risk exposure from transactions with financial counterparties; severe weather, natural

disasters, pandemics, acts of war or terrorism

or other external events; and changes in laws, rules, regulations, interpretations or policies relating to financial institutions, including stringent capital requirements, higher FDIC insurance premiums and assessments,

consumer protection laws and privacy laws. These and other

factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on

Form 10-Q and in other filings we make with the Securities and Exchange

Commission. These forward-looking statements are made as

of the date hereof, and we disclaim any obligation to update any forward

-looking statement or to publicly announce the results of any revisions to any of the forward-looking statements included herein, except as required by law. MARKET AND INDUSTRY DATA.

This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have

obtained this data, forecasts and information from various independent,

third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be constru ed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review

of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us.
Although we are not aware of any misstatements regarding the economic,

employment, industry and other market data presented herein,

these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

ABOUT NON-GAAP FINANCIAL MEASURES CROSSFIRST

BANKSHARES, INC. In addition to disclosing financial measures determined in accordance with U.S. generally accepted accounting principles (GAAP), we disclose non-GAAP financial measures,

including “adjusted net income”, “adjusted diluted earnings per common share”, “tangible common stockholders’ equity”, “tangible book value per common share”, “adjusted return on average assets (ROAA)”,

“adjusted return on average common equity (ROCE)”, “adjusted efficiency ratio – fully tax equivalent (FTE)” and “adjusted non-interest expense.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons.

We believe that these non-GAAP financial measures

provide meaningful supplemental information regarding our

performance by excluding certain expenditures or gains that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from

referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and

comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and should not be relied on alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures

used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may
be considered when analyzing our performance. A reconciliation of non

-GAAP financial measures to the comparable GAAP financial

measures is provided at the end of this presentation. 3

COMPANY OVERVIEW CROSSFIRST BANKSHARES, INC.

The CrossFirst Story Began de novo operations in 2007, completed

IPO in 2019 CrossFirst has grown primarily organically,

as well as through four strategic acquisitions Maintains a branch

-light business model with strategically placed locations across Kansas,

Missouri, Oklahoma, Texas, Arizona, Colorado and New

Mexico Specialty industry verticals include family office, financial institutions, restaurant finance, energy, mortgage, and

small business (SBA) Strategic Approach Realize enhanced

profitability growth by gaining scale Operate in high-growth, dynamic markets and verticals Optimize our expense base to improve operating efficiency Attract, retain and develop talent to drive a highly-engaged workforce Leverage technology to elevate the client experience

Employ effective enterprise risk management 3Q23 Company Highlights

Full-service Branches 15 Listing Nasdaq: CFB Balance Sheet Total

Assets $7.2 billion Total Loans $5.9 billion Total Deposits

$6.3 billion ACL + RUC / Loans 1.31% Key Ratios 3Q23 ROAA

/ Adjusted ROAA(1) 0.94% / 1.04% 3Q23 ROCE/ Adjusted

ROCE(1) 10.19% / 11.26% 3Q23 Net Interest Margin – FTE(2) 3.19%

3Q23 Efficiency Ratio/ Adjusted Efficiency Ratio-FTE(1)(2)

59.5% / 55.2% Common Equity Tier 1 9.7% Tier 1 Leverage

9.9% Represents a non-GAAP financial measure, see non-GAAP reconciliation slides at the end of this presentation for more details. Ratios are annualized. The incremental federal income tax rate used in calculating tax-exempt income on a tax-equivalent basis is 21.0% 4

THIRD QUARTER 2023 HIGHLIGHTS CROSSFIRST BANKSHARES,

INC. Financial Performance Net Income $16.9 Million Adjusted(2)

Net Income $18.6 Million Diluted EPS $0.34 Adjusted(2) Diluted

EPS $0.37 ROCE(1) 10.19% Adjusted(1)(2) ROCE 11.26%

ROAA(1) 0.94% Adjusted(1)(2) ROAA 1.04% Profitability Improving

profitability as operating revenue, adjusted diluted EPS and adjusted

ROCE increased compared to the prior quarter and the prior year third quarter YTD 2023 operating revenue grew 21% compared

to the prior year Completed the previously-announced acquisition of Canyon Bancorporation, Inc. and its wholly owned subsidiary,

Canyon Community Bank, N.A. (“Tucson Acquisition”) Balance

Sheet Loans grew $149 million, or 2.6% for the quarter and 10.7%

year-to-date; excluding the Tucson acquisition, grew 0.8% for the quarter and 8.7% year-to-date Deposits grew $232 million, or

3.8% for the quarter and 12.0% year-to-date; excluding the Tucson acquisition, grew 1.1% for the quarter and 9.1% year-to-date

Credit Quality Nonperforming assets increased to 0.50% of total assets,

but were contained within a few relationships of manageable

size Net charge-offs of $1.3 million were previously reserved and represented an annualized rate of 0.09% of average loans Capital

Book value per common share was $13.04 and tangible book value per common share was $12.23 at September 30, 2023 CET1 capital ratio was 9.7% and total risk-based capital ratio was 10.9%, both

increasing from June 30, 2023 levels Ratios are annualized Represents a non-GAAP financial measure, see non-GAAP reconciliation slides at the end of this presentation for more details 5

DIVERSE LOAN PORTFOLIO CROSSFIRST BANKSHARES, INC.

Consumer 1% CRE - Non-Owner-Occupied 43% Commercial 34%

CRE - Owner-Occupied 10% Residential Real Estate 8% Energy 4% TOTAL

$5.9 Billion CRE – Non-Owner-Occupied by Segment Industrial, 19%

Retail, 16% Multi-Family, 14% Office, 12% Hotel, 11%

1-4 Fam Res Const, 7% Other, 21% Commercial by Loan Type

Manufacturing, 10% Restaurants, 9% Engineering & Contracting,

7% Credit Related Activities, 7% Financial Management, 6% Health

Care, 6% Real Estate Activity, 6% Aircraft & Transportation, 5%

Bus Lns to Individuals, 5% Merchant Wholesalers, 3% Other Industries,

36% Note: Gross loans, (net of unearned income) data as

of September 30, 2023. 6

ASSET QUALITY PERFORMANCE CROSSFIRST BANKSHARES,

INC. Classified Loans $72.1 $67.7 $67.0 $69.5 $101.1 $5.6

$6.5 $6.9 $11.9 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023

Classified Loans Acquired Classified Loans Non-performing Assets

/ Total Assets 0.31% 0.20% 0.16% 0.19% 0.50% Q3 2022

Q4 2022 Q1 2023 Q2 2023 Q3 2023 Net Charge-offs (Recoveries)

/ Average Loans(1) 0.16% -0.02% 0.12% 0.04% 0.09% Q3 2022 Q4

2022 Q1 2023 Q2 2023 Q3 2023 Allowance for Credit Losses +

RUC(2) 1.34% 1.31% 1.30% 1.30% 13.10% $62.6 $70.5 $73.2

$75.3 $77.7 $6.7 $8.7 $8.1 $7.7 $6.1 $55.9 $61.8 $65.1 $67.6 $71.6

Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 ACL RUC ACL+RUC/Total

Loans Note: Dollars are in millions and amounts shown are

as of the end of the period. Ratio is annualized for interim periods RUC includes the accrual for off-balance sheet credit risk for

unfunded commitments 7

DEPOSIT TRENDS CROSSFIRST BANKSHARES, INC. $4,988 $5,651

$5,837 $6,100 $6,332 $750 $946 $1,376 $1,838 $1,744 $2,605

$2,761 $2,826 $2,730 $2,757 $519 $544 $665 $604 $802 $1,114

$1,400 $970 $928 $1,029 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3

2023 DDA Transaction Savings & Money Mkt Time %DDA

Deposits 22% 25% 17% 15% 16% Note: Dollars are in millions and amounts shown are as of the end of the period. 8

NET INTEREST MARGIN CROSSFIRST BANKSHARES, INC. Yield

on Loans & Cost of Depositsr 5.08% 1.20% 5.93% 2.03% 6.56%

2.57% 6.57% 3.33% 6.96% 3.59% Q3 2022 Q4 2022 Q1 2023

Q2 2023 Q3 2023 Yield on Loans Cost of Total Deposits

Net Interest Margin – Fully Tax Equivalent (FTE)(1) 3.56% 3.61%

3.65% 3.27% 3.19% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023

Net Interest Income Impact From Rate Changes 0.79% 1.05%

0.98% 0.75% 0.34% 0.36% (0.07)% (0.36)% (0.12)% (0.68)%

-300 bps -200 bps -100 bps +100 bps +200 bps Rate Shock Rate

Ramp Loans: Rate Reset and Cash Flow Profile 68% of earning assets reprice or mature within the next 12 months, including 47%

in month one 58% 10% 11% 18% 3% 1-3 4-12 1-2 2-5 > 5 Years

Months Months Years Years Ratio is annualized for

interim periods; the incremental Federal income tax rate used in calculating tax exempt income on a tax equivalent basis is 21.0% 9

Expense Management CROSSFIRST BANKSHARES, INC. $28.5 $36.4

$38.1 $37.4 $36.3 $0.1 $3.9 $2.3 $1.1 $2.2 $1.3 $28.4 $32.6 $35.8

$35.0 $34.1 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Adjusted

Non-interest Expense Separation Costs Acquisition Cost +

CDI Amortization Non-interest Expense as a % o Average

Assets 1.96% 2.35% 2.30% 2.17% 2.03% Note: Dollars are in millions and amounts shown are as of the end of the period unless otherwise specified.

(1) Represents a non-GAAP financial measure that is calculated as the numerator of the Adjusted Efficiency Ratio – Fully Tax

Equivalent; see non-GAAP reconciliation slides at the end of this presentation for more details 10

AMPLE LIQUIDITY AND FLEXIBILITY

CROSSFIRST BANKSHARES, INC.

Total Liquidity - $2.42B | 34% of Total Assets

Securities Portfolio

12/31/2022


Municipal - Tax-Exempt, 71%
Gross
$769 Million
Net
$686 Million
MBS (Fixed), 24%
Other, 4%
SBA + Agencies, 1%

Duration: 5.2 years

Portfolio Strategy Shift

9/30/2023


Municipal - Tax-Exempt, 54%
Gross
$870 Million
Net
$751 Million
MBS (Fixed), 23%
SBA + Agencies, 16%
Other, 5%
Treasuries, 2%

Duration: 5.6 years

Off-Balance Sheet Liquidity


Available Brokered Deposits & Wholesale Funding, 9%
TOTAL
$1.436B
Available Credit Lines, FHLB & FRB, 91%

Total Liquidity – 9/30/2023	
On-balance Sheet Liquidity	
Securities Portfolio	$751M
Cash & Equivalents	$233M
	$984M
Off-balance Sheet Liquidity	$1.436B
Total Liquidity	$2.420B

Investment Strategy 2022 and Prior

- Tax-exempt Municipal strategy focused on maximizing yield in a low-interest rate environment
- Tax-exempt securities added asset duration to offset short duration in loan portfolio
- MBS securities provided cashflow

Investment Strategy 2023 and Beyond

- Reducing Municipal concentration and focusing reinvestment in lower risk-weighted assets
- Restructuring portfolio to increase liquidity and provide more balanced cash flow
- Improved performance with ~40bps pick up in tax-equivalent yield during 2023

11

2023 GUIDANCE CROSSFIRST BANKSHARES, INC. Business

Driver Prior Current Loans 8-10% core loan growth Unchanged Net

Interest Margin (NIM) 3.20% to 3.35% (Full Year)

3.20% to 3.25% (Q4) Non-interest Expense(1) $34-$35 million per quarter

Unchanged Combined ACL / Loans 1.30% to 1.45% Unchanged

Effective Tax Rate 20-22% Unchanged Excluding the

impact of acquisition-related costs. 12

NON-GAAP RECONCILIATIONS CROSSFIRST BANKSHARES,

INC. 9/30/2023 6/30/2023 Adjusted net Income: Net income

(GAAP} S 16.363 s 16,047 Add: Acquisition costs 1328 338 Add:

Acquisition -Day 1 CECL provision 900 - Add: Employee separation

- 1.300 Less: Tax effect™

(463} (344) Adjusted net Income Preferred stock dividends Diluted weighted average common shares outstanding Earnings per common share - diluted (GAAP) Adjusted earnings per common share

- diluted Quarter Ended Nine Months Ended 3/31/2023 12/31/2022

9/S0/2022 9/30/2023 9/30/2022 (Dollars in thousands, except per share data) s 16,108 s 11,946 s 17280 s 49,018 s 49,653 1,477 3,570

81 3,143 320 - 4,400 - 900 - - - - 1300 1,063 (310) (2,045)

07) 0.122) (290) Nine Months Ended Quarter Ended 12/31/2022

(Dollars in thousands) Adjusted return on average assets: Net income (GAAP} S >6.863 s >6,047 s >6.108 s 11,946

S 17,280 S 49,018 s 49,653 Adjusted net income >8,623 17,341 17,275

17.871 17,344 53,239 50,746 Average assets s 7,114,228 5

6929,972 s 6,712,801 s 6,159,783 S 5,764,347 S 6,920,471 s 5,625,317

Return on average assets (GAAP) Adjusted return on average

assets Nine Months Ended Quarter Ended 3/31/2023 12/31/2022 (Dollars

in thousands) Adjusted return on average common equity: Net

income (GAAP} S 16.363 S 16,047 S 16,105 S 11,946 S 17280 s

49,018 s 49,653 Preferred stock dividends 155 103 - - - 258 - Net income attributable to common shareholders (GAAP} $ 16,708 S 15,944

S 16,108 S 11,946 S 17280 $ 48,760 s 49,653 Adjusted net income

13,623 17341 17,275 17,871 17344 53,239 50,746 Preferred

stock dividends 155 103 - - - 258 * Net income attributable to common shareholders (GAAP) s 18,463 S 17238 S 17,275 S 17,871 S 17344

s 52,981 s 50,746 Average common equity s 650,494 S 639,741

S 619,952 S 589,587 S 613,206 s 636,841 s 627,016
Return on average common equity (GAAP) Adjusted return on average common equity Represents the tax impact of the adjustments at a tax rate of 21.0%, plus permanent tax expense associated with merger related transactions. 13

NON-GAAP RECONCILIATIONS CROSSFIRST BANKSHARES,

INC. 9/30/2023 Tangible common stockholders' equity: Total

stockholders 'equity (GAAP) Less: goodwill and other intangible assets Less: preferred stock Tangible common stockholders' equity

Tangible book value per common share: Tangible common

stockholders' equity Common sha res outstanding at end of period

Book value per common share (GAAP) Tangible book value per

common share s 643,051 32293 7,750 s 603.008 49,295,036 Quarter

Ended 6/30/2023 3/31/2023 12/31/202 2 9/30/2022 (Dollars in

thousands, except per chore dato) s 651,483 27,457 7,750 s 645,491

28.259 7,750 S 616276 $ 609,482 48.655,487 48,600,618 s

608,599 29,081 s 580.547 71 s 579513 S 580,476 48,448,215 48,787,696

Nine Months Ended Quarter Ended (Dollars in thousands) Adjusted

Efficiency Ratio - Fully Tax Equivalent (FTE)m Non-interest

expense S 36354

s 37,412 s 38,092 S 36,423 S 28,451 s ni.sss s 85319 Less: Acquisition

costs (1328) (338) 0.477) (3370) (81) (3,143) (320) Less: Core

deposit intangible amortization (922) (802) [822) (291) - (2,546) -

Less: Employee separation - (1300) - - - 0.300) 0.063) Adjusted

Non-interest expense (numerator) s 34,104 s 34,972 5 35,793 5 32362

S 28370 5 104,869 S 83,936 Net interest income 55,127 54,539 58,221

54,015 49,695 167,887 139319 Tax equivalent interest income

OI 707 750 797 813 820 2254 2,403 Non-interest income (toss)

5,981 5,779 4,421 4359 3780 16,181 12,922 Total tax-equivalent income (denominator) 5 Efficiency Ratio (GAAP) Adjusted Efficiency

Ratio - Fully Tax Equivalent (FTE)m Tax exempt

income (tax-free municipal securities) is calculated on a tax equivalent basis. The incremental rate used is 21.0%. 14